Vanguard Mega Cap Growth Index Fund Investment Strategy - ETF [Member] - Vanguard Mega Cap Growth Index Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mega Cap Growth Index (the “Target Index”). The Target Index is a float-adjusted, market capitalization-weighted index designed to measure equity market performance of growth companies in the top 70% of investable U.S. equity market capitalization, as determined by the index provider (“mega-capitalization stocks”). Mega-capitalization stocks are a subset of large-capitalization stocks (also as determined by the index provider) and generally have the largest market capitalization in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.The Fund may become nondiversified, as defined under the Investment Company Act of 1940, soley as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.